UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☒	Soliciting Material under §240.14a-12

ENVIRI CORPORATION

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is a press release issued by Enviri Corporation (the “Corporation”) in connection with the announcement of the proposed sale of the Corporation’s Clean Earth business to Veolia Environnement S.A.

Enviri Corporation Announces Early Termination of Hart-Scott-Rodino Act Waiting Period for Proposed Sale of Clean Earth to Veolia

Transaction On Track for Mid-Year 2026 Closing

PHILADELPHIA (March 4, 2026) – Enviri Corporation (NYSE: NVRI) (“Enviri,” or the “Company”) today announced the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) in connection with the previously announced sale of Clean Earth to Veolia Environnement SA (“Veolia”). Termination of the waiting period satisfies a closing condition necessary for completing the transaction.

The Company expects to file its Form 10 registration statement for the spin-off of Harsco Environmental and Harsco Rail (“New Enviri”) and its proxy statement related to the Clean Earth sale with the U.S. Securities and Exchange Commission later this month. The closing of the Clean Earth sale and spin-off of New Enviri are expected to occur in mid-2026, subject to approval by Enviri shareholders and satisfaction of other customary closing conditions.

About Enviri

Enviri is transforming the world to green, as a trusted global leader in providing a broad range of environmental services and related innovative solutions. The company serves a diverse customer base by offering critical recycle and reuse solutions for their waste streams, enabling customers to address their most complex environmental challenges and to achieve their sustainability goals. Enviri is based in Philadelphia, Pennsylvania and operates in more than 150 locations in over 30 countries. Additional information can be found at www.enviri.com.

Forward-Looking Statements

The nature of the Company’s business, together with the number of countries in which it operates, subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the “safe harbor” provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the results contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. Forward-looking statements contained herein could include, among other things, statements regarding the expected timing, completion and effects of the transactions contemplated by the Merger Agreement and the Separation Agreement, including the sale of Clean Earth and the spin-off of New Enviri; statements about management’s confidence in and strategies for performance; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings, including those under “2026 Outlook”. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan,” “contemplate,” “project,” “target” or other comparable terms.

Factors that could cause actual results to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) the Company’s ability to complete the transactions contemplated by the Merger Agreement and the Separation Agreement on the terms expected, in a timely matter or at all; (2) the possibility that the Merger and the Separation of Clean Earth may not ultimately achieve the expected benefits; (3) the Company’s ability to successfully enter into new contracts and complete new acquisitions, divestitures, or strategic ventures in the time-frame contemplated or at all; (4) the Company’s inability to comply with applicable environmental laws and regulations; (5) the Company’s inability to obtain, renew, or maintain compliance with its operating permits or license agreements; (6) various economic, business, and regulatory risks associated with the waste management industry; (7) the seasonal nature of the Company’s business; (8) risks caused by customer concentration, the fixed price and long-term customer contracts, especially those related to complex engineered equipment,

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and the competitive nature of the industries in which the Company operates; (9) the outcome of any disputes with customers, contractors and subcontractors; (10) the financial condition of the Company’s customers, including the ability of customers (especially those that may be highly leveraged or have inadequate liquidity) to maintain their credit availability; (11) higher than expected claims under the Company’s insurance policies, or losses that are uninsurable or that exceed existing insurance coverage; (12) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (13) the Company’s ability to negotiate, complete, and integrate strategic transactions and joint ventures with strategic partners; (14) the Company’s ability to effectively retain key management and employees, including due to unanticipated changes to demand for the Company’s services, disruptions associated with labor disputes, and increased operating costs associated with union organizations; (15) the Company’s inability or failure to protect its intellectual property rights from infringement in one or more of the many countries in which the Company operates; (16) failure to effectively prevent, detect or recover from breaches in the Company’s cybersecurity infrastructure; (17) changes in the worldwide business environment in which the Company operates, including changes in general economic and industry conditions and cyclical slowdowns impacting the steel and aluminum industries; (18) fluctuations in exchange rates between the U.S. dollar and other currencies in which the Company conducts business; (19) unforeseen business disruptions in one or more of the many countries in which the Company operates due to changes in economic conditions, changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards and amounts; political instability, civil disobedience, armed hostilities, public health issues or other calamities; (20) liability for and implementation of environmental remediation matters; (21) product liability and warranty claims associated with the Company’s operations; (22) the Company’s ability to comply with financial covenants and obligations to financial counterparties; (23) the Company’s outstanding indebtedness and exposure to derivative financial instruments that may be impacted by, among other factors, changes in interest rates; (24) tax liabilities and changes in tax laws; (25) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in the Company’s pension plans and the accounting for pension assets, liabilities and expenses; (26) risk and uncertainty associated with intangible assets; and the other risk factors listed from time to time in the Company’s SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk

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Factors” of the Company’s most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the Securities and Exchange Commission. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company’s ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company undertakes no duty to update forward-looking statements except as may be required by law.

Additional Information and Where to Find It

In connection with the proposed sale of Clean Earth and the contemplated spin-off of New Enviri, the Company and New Enviri will be filing documents with the SEC, including preliminary and definitive proxy statements of the Company relating to the proposed transaction and a registration statement relating to the shares of New Enviri. The definitive proxy statement will be mailed to the Company’s shareholders in connection with the proposed acquisition. This communication is not a substitute for the proxy statement, the registration statement or any other document that may be filed by the Company or New Enviri with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company’s shareholder meeting to approve the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement and documents incorporated by reference therein. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on the Company’s website at www.enviri.com.

Participants in Solicitation

The Company, its directors, and certain of its respective executive officers may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction and a

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description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement to be filed with the SEC by the Company related to the proposed transaction. Information about the directors and executive officers of the Company and their ownership of shares of Company common stock and other securities of the Company can be found in the sections entitled “Non-Employee Director Compensation”, “Share Ownership of Directors, Management and Certain Beneficial Owners”, “Compensation Discussion & Analysis”, “Discussion and Analysis of 2024 Compensation”, “Termination or Change in Control Arrangements”, “Equity Compensation Plan Information as of December 31, 2024” included in the Company’s proxy statement in connection with its 2025 Annual Meeting of Stockholders, filed with the SEC on March 12, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by the Company’s directors and executive officers; and in other documents subsequently filed by the Company with the SEC. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on the Company’s website at www.sec.gov or on the Company’s website at www.enviri.com.

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